UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2013
Date of Report

December 31, 2012
(Date of earliest event reported)

LIGHTLAKE THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139915	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Gloucester Place, Ground Floor Suite, London, England W1U 7BU
(Address of principal executive offices, including zip code)

44 (0) 203 617 8739
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On December 31, 2012, Mr. Geoffrey Wolf was elected to the Board of Directors of Lightlake Therapeutics, Inc. (the “Company”).

Mr. Wolf, age 59, resides in Switzerland.  After graduating with a Business degree from Middlesex University in 1976, Mr. Wolf spent 35 years of his career in international commerce and industry, working closely with companies dealing with minerals, pharmaceuticals, metals, mining, oil and gas, hospitality and real estate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2013

LIGHTLAKE THERAPEUTICS, INC.
By:	/s/ Kevin Pollack
Name:	Kevin Pollack
Title:	Chief Financial Officer

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